Exhibit 10.3

FOURTH amendment

to

Loan and security agreement

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 1st day of July, 2026, by and between Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“Bank”) and OLEMA PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”).

Recitals

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 5, 2023, as further amended by that certain First Amendment to Loan and Security Agreement dated as of June 28, 2024, as amended by that certain Second Amendment to Loan and Security Agreement dated as of June 27, 2025, and as further amended by that certain Third Amendment to Loan and Security Agreement dated as of January 11, 2026 (the “Third Amendment”) (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank (i) add Irish Subsidiary as a secured Guarantor to the Loan Agreement and (ii) amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so (i) add Irish Subsidiary as a secured Guarantor to the Loan Agreement and (ii) amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.
Amendments to Loan Agreement.
2.1
Section 12.2 (Definitions). The following terms and their respective definitions set forth in Section 12.2 are hereby amended in their entirety and replaced with the following:

“ “Guarantor” is, jointly and severally, individually and collectively, (a) Irish Subsidiary, and (b) any other Person providing a Guaranty in favor of Bank.

“ “Guaranty” is, collectively, (a) the Irish Subsidiary Guaranty, and (b) any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.”

“ “Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Perfection Certificate, the Irish Subsidiary Guaranty, the Irish Subsidiary Security Documents, any Control Agreement, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, landlord waivers and consents, bailee waivers and consents, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Bank in connection with this Agreement or Bank Services, all as amended, restated, or otherwise modified in accordance with the terms thereof.”

2.2
Section 12.2 (Definitions). The following new terms and their respective definitions are hereby inserted to appear alphabetically in Section 12.2 thereof:

“ “Fourth Amendment Effective Date” is July 1, 2026.”

“ “Irish Companies Act” is the Irish law Companies Act 2014."

“ “Irish Security Deed” is the Irish law security deed dated July 1, 2026.”

“ “Irish Shareholder Security Deed” is the Irish law shareholder security deed Borrower has executed in favor of Bank charging its shares in Guarantor dated July 1, 2026.”

“ “Irish Subsidiary Guaranty” is that certain Unconditional Guaranty executed by Guarantor in favor of Bank dated July 1, 2026.”

“ “Irish Subsidiary Security Documents” are, collectively the Irish Security Deed and Irish Shareholder Security Deed.”

3.
Limitation of Amendments.
3.1
The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.
Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2
Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3
The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.
Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 28, 2024 between Borrower and Bank, as amended by Schedule 2 of the Third Amendment, and acknowledges, confirms and agrees that the disclosures and information provided to Bank in such Perfection Certificate have not changed in any material respect, as of the date hereof, except as set forth on Schedule 2 attached hereto.

6.
Release by Borrower.
6.1
FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.
6.2
In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

6.3
By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.
6.4
This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.
6.5
Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

(a)
Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.
(b)
Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.
(c)
The terms of this Amendment are contractual and not a mere recital.
(d)
This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.
(e)
Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.
7.
Fees and Expenses. Borrower shall reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment.
8.
Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles.
9.
Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
10.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.
11.
Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of (a) the Irish Subsidiary Guaranty, and (b) this Amendment by each party hereto.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK	BORROWER
First-Citizens Bank & Trust Company By: /s/ Tom Seminara Name: Tom Seminara Title: Vice President	OLEMA PHARMACEUTICALS, INC. By: /s/ Sean Bohen Name: Sean Bohen Title: President and Chief Executive Officer

Schedule 1

EXHIBIT A

COMPLIANCE STATEMENT

TO: Silicon Valley Bank, a division of First-Citizens Bank & Trust Company Date:

FROM: OLEMA PHARMACEUTICALS, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Compliance Statement	Monthly within 30 days (except for the months ending March 31, June 30, September 30, and December 31)	Yes No
Quarterly Compliance Statement	Q1, Q2, and Q3 within 45 days	Yes No
10-Q Report	Within 45 days of Q1, Q2, and Q3	Yes No
10-K Report and Annual financial statements (CPA Audited)	FYE within 90 days	Yes No
Board approved projections	FYE within 30 days and as amended/updated	Yes No
Filed 10-Q, 10-K and 8-K	Within 10 days after filing with SEC	Yes No

Section 5.7(a) (Operating Accounts):

A.
Account balances in the name of Borrower and Guarantor at Bank and Bank’s Affiliates: $__________
B.
Dollar Equivalent value of Borrower’s, its Subsidiaries’ and any Guarantor’s cash, wherever located: $__________
C.
Outstanding Obligations under the Agreement: $_________
D.
Is Line A at least 110% of Line C:
o
Yes, in compliance: ________

o
No, not in compliance: _________
E.
If not in compliance with Line D: is Line A equal to Line B?
o
Yes, in compliance: ________
o
No, not in compliance: _________
F.
If in compliance with Line D, is Line A greater than or equal to 65% (excluding the account balance maintained in the Permitted JPM Operating Account) of Line B
o
Yes, in compliance: _______
o
No, not in compliance: ________
G.
Balance of accounts in the name of Australian Subsidiary: $____________
o
Yes, in compliance: _______
o
No, not in compliance: ________
H.
Balance of accounts in the name of Irish Subsidiary during Irish Subsidiary Transition Period: $____________
o
Yes, in compliance: _______
o
No, not in compliance: ________

5.15 Cash Collateralization:

A.
Outstandings: Obligations with respect to the Term Loan Advances equals: $__________ (if greater than $25,000,000, proceed to (B) and (C) below)
B.
Liquidity: Unrestricted and unencumbered (other than Liens in favor of Bank arising under the Loan Documents) cash and Cash Equivalents in accounts in the name of Borrower maintained with Bank or Bank’s Affiliates or maintained with financial institutions other than Bank which are subject to a Control Agreement in favor of Bank: $__________
C.
Cash Collateralization: Is Line B less than $100,000,000.00:
o
No, no Trigger Event or Cash Collateralization requirement: _______
o
Yes, Trigger Event has occurred, and Cash Collateralization is required: ________

The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

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The following bank account information set forth on Schedule 1 attached hereto is true and correct as of the date of this Compliance Statement:

Schedule 1

BANK ACCOUNT REPORT

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower confirms that the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower, Subsidiary, or Guarantor, as applicable.

Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

SUBSIDIARY Name/Address
1
2
3
4
5
6
7

Guarantor Name/Address
1
2
3
4
5

6
7

Schedule 2

Perfection Certificate Updates